UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  March 21, 2018

Cartesian, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34006	48-1129619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302 Overland Park, Kansas 66210
(Address of principal executive offices and zip code)

(913) 345-9315 Registrant’s telephone number, including area code:

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Transaction Structure
On March 21, 2018, Cartesian, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Cartesian Holdings, LLC, a Delaware limited liability company ("Parent"), and Cartesian Holdings, Inc., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), pursuant to which, among other things, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the "Merger").
Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub will commence a cash tender offer (the "Offer") to acquire all of the issued and outstanding shares of common stock, par value $0.005 per share, of the Company ("Company Common Stock" or the "Shares") at a price per share equal to $0.40, net to the seller in cash, without interest (the "Offer Price"), subject to any withholding of taxes required by applicable law. The Offer will initially expire at one minute after 11:59 p.m. (New York City time) on the date that is twenty (20) business days following the commencement of the Offer (the "Expiration Date"). Under certain circumstances, Merger Sub may extend the Offer on one or more occasions, in accordance with the terms set forth in the Merger Agreement and the applicable rules and regulations of the United States Securities and Exchange Commission (the "SEC"), but not beyond July 31, 2018, without the prior written consent of the Company.
Upon satisfaction or waiver (to the extent permitted by the Merger Agreement and applicable law) of specified conditions in the Merger Agreement (including receipt of any required affirmative vote by the holders of a majority of the outstanding shares (the "Company Required Vote")), each Share remaining outstanding after consummation of the Offer (other than Shares owned directly by the Company or Merger Sub or Shares as to which appraisal rights have been perfected) will be converted into the right to receive the Offer Price, without interest thereon and less any applicable withholding taxes. If 90% or more of the outstanding Shares are purchased in the Offer, the Merger may be effected by a resolution adopted by the Merger Sub's board of directors without the need for a Company Required Vote. Because the Shares are not held by more than 2,000 record holders and are no longer listed on a stock exchange, the Company is not eligible to use Section 251(h) of the Delaware General Corporation Law that permits a merger to occur without a stockholder vote if more than a majority of the outstanding shares are purchased in a qualifying first-step tender offer.
Conditions
The obligations of Merger Sub to purchase Shares tendered in the Offer is subject to customary closing conditions, including (i) a number of Shares must have been validly tendered and not validly withdrawn that, when added to the number of Shares (if any) then beneficially owned by Parent or its controlled affiliates (including Merger Sub), equals at least a majority of all Shares then outstanding (together with Shares underlying options as to which notice of exercise have been received prior to expiration of the Offer but not then issued); (ii) the absence of any order, applicable law or other legal restraints of an applicable governmental authority enjoining or otherwise prohibiting the consummation of the Offer or the proposed Merger; (iii) the accuracy of certain representations and warranties of the Company contained in the Merger Agreement, subject to specified materiality qualifications; (iv) compliance, in all material respects, by the Company with its covenants contained in the Merger Agreement; (v) the absence, since the date of execution of the Merger Agreement, of an event, change, effect, occurrence, circumstance or development, that individually or in the aggregate, has had, or would reasonably be expected to have, a Company Material Adverse Effect (as defined in the Merger Agreement); and (vi) that the Merger Agreement has not been terminated. The consummation of the Offer is not subject to a financing condition.
Other Terms of the Merger Agreement
The Merger Agreement contains customary representations, warranties and covenants for a transaction of this nature, including the obligation of the Company to (i) use its commercially reasonable efforts to carry on its business in the ordinary course during the period between the execution of the Merger Agreement and the consummation of the Merger and (ii) comply with certain other negative operating covenants, as set forth more fully in the Merger Agreement.
The Merger Agreement also contains a customary "no solicitation" provision that, subject to certain exceptions, restricts the Company's ability to (i) solicit, initiate or knowingly encourage or facilitate any inquiries or submission that could lead to a third-party takeover proposal or (ii) enter into, engage or participate in discussions or negotiations with, furnish any nonpublic information relating to the Company to, or execute any agreement with, third parties in connection with a third-party takeover proposal.  The no solicitation provision is subject to a "fiduciary out" that permits the Company, under certain circumstances and in compliance with certain obligations, to terminate the Merger Agreement and accept a Superior Proposal (as defined in the Merger Agreement) upon payment to Parent of the termination fee described below.
In addition, prior to the Company Required Vote, the Company's Board of Directors (the "Board") may, among other things, change its recommendation that the Company's stockholders accept the Offer and tender their Shares in the Offer or otherwise approve the Merger Agreement and the Merger in connection with a Superior Proposal or to comply with its fiduciary duties to shareholders of the Company, subject to complying with the procedures in the Merger Agreement and payment of the termination fee described below.
The Merger Agreement also contains certain customary termination rights for both Parent and the Company, including, among others, (i) the ability of either Parent or the Company to terminate the Merger Agreement if (A) a majority of the Shares have not been purchased by Merger Sub in the Offer within 20 business days after commencement of the Offer, or (B) the Merger is not consummated on or before July 31, 2018; (ii) the ability of the Company to terminate the Merger Agreement, under certain circumstances and in compliance with certain obligations (including the right of Parent to make a more favorable offer within three days after receiving notice of the Superior Proposal), and to enter into an agreement for an alternative transaction that constitutes a Superior Proposal; or (iii) the ability of Parent to terminate the Merger Agreement due to a change in the recommendation of the Board or a breach of the "no solicitation" provisions by the Company, the failure of the Company to comply with its covenants in all material respects, or any inaccuracy of the Company's representations or warranties that would cause a Company Material Adverse Effect. Upon termination of the Merger Agreement in specified circumstances (including the termination rights of the Parent described above), the Company is required to pay Parent a termination fee of $400,000. Due to the debt of the Company, the amount of the termination fee represents less than four percent (4%) of the Company's enterprise value (i.e., debt plus equity) as of the date of the Merger Agreement.
Tender and Support Agreement
As a condition to entering into the Merger Agreement, the Parent required that each of the Company's officers and directors enter into a Tender and Support Agreement ("Support Agreement") in favor of Parent and Merger Sub.

The Support Agreement includes, among other things, an irrevocable agreement by the Company's officers and directors to tender all of their Shares in the Offer. However, the Support Agreement acknowledges that the officers and directors are entering into such agreement solely in their capacity as stockholders and therefore does not limit their fiduciary duties or taking any action in their capacity as an officer or director of the Company.
Rights Agreement
On March 21, 2018, the Company entered into an Amendment No. 2 to the Amended and Restated Rights Agreement, dated as of July 19, 2010, by and between the Company and Computershare Trust Company, N.A. ("Rights Agreement") to provide that the rights issued under the Rights Agreement would be inapplicable to the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger.
Working Capital Loan
Pursuant to the Merger Agreement, Parent agreed that Parent or its designee would make a working capital loan to the Company of $1,000,000. In connection with the loan transaction, the Company issued a Term Loan Note for Working Capital dated March 21, 2018 ("Working Capital Note") with Parent's designee, Auto Cash Financing, Inc. ("Lender") that bears interest at an annual rate of ten percent (10%). The Working Capital Note is secured by a lien on all assets of the Company and its subsidiaries (except certain assets that are pledged by the Company to Elutions Capital Ventures S.a. r.l) pursuant to (i) a Security Agreement dated March 21, 2018 ("Security Agreement") among the Company, its U.S. subsidiaries, and Lender, and (ii) a Debenture dated March 21, 2018 among the Company's foreign subsidiaries and Lender (the "Debenture"). The liens under the Security Agreement and the Debenture are subordinate only to Permitted Encumbrances (as defined in the Security Agreement) and any Permitted Security (as defined in the Debenture).
Qualifications
The foregoing description of the Merger Agreement and related agreements and instruments and the transactions contemplated thereby (including the Offer and the Merger), does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, Amendment No. 2 to the Rights Agreement, the Working Capital Note, the Security Agreement, the Debenture and the Support Agreement, which are filed as Exhibits 2.1, 4.1, 10.1, 10.2, 10.3 and 99.1 hereto, respectively, and incorporated herein by reference. The Merger Agreement has been filed to provide information to investors regarding its terms. It is not intended to provide any other factual information about Parent, Merger Sub or the Company, their respective businesses, or the actual conduct of their respective businesses during the period prior to the consummation of the Offer, the proposed Merger or the other transactions contemplated by the Merger Agreement. Information in the Merger Agreement should be considered in conjunction with the entirety of the disclosures about the Company in the Company's public reports filed with the SEC. The Merger Agreement and this summary should not be relied upon as disclosure about Parent, Merger Sub, or the Company. None of the Company's stockholders or any other third parties should rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Parent, Merger Sub, the Company or any of their respective subsidiaries or affiliates. The Merger Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Merger Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company's public disclosures.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders.

See the disclosures in Item 1.01 of this report, which are incorporated herein by reference.
Important Additional Information and Where to Find It
The Offer described in this document and the exhibits filed herewith has not yet commenced. This document is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. At the time the Offer is commenced, Cartesian Holdings, Inc., intends to file with the Securities and Exchange Commission (the "SEC") a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and Cartesian, Inc. intends to file with the SEC a Solicitation/ Recommendation Statement on Schedule 14D-9 with respect to the Offer. Cartesian Holdings, Inc. and Cartesian, Inc. intend to mail these documents to the Cartesian, Inc. stockholders. INVESTORS AND STOCKHOLDERS SHOULD READ THE TENDER OFFER STATEMENT (INCLUDING THE OFFER TO PURCHASE, A RELATED FORM OF LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Those documents may be obtained without charge at the SEC's website at www.sec.gov. The offer to purchase and related materials may also be obtained (when available) for free by contacting the information agent for the tender offer.
In connection with seeking approval of the Merger Agreement at a stockholder meeting of the Company if required in connection with the proposed Merger, Cartesian, Inc. (the "Company") intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed Merger. STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE PROXY MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials (when available), and any and all documents filed by the Company with the SEC, may be obtained for free at the SEC's website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by the Company via the Company's Investor Relations section of its website at and at the Company's web site at www.cartesian.com or by directing a written request to: Cartesian, Inc., 7300 College Boulevard, Suite 302, Overland Park, Kansas 66210, attention Corporate Secretary.
Participants in the Proxy Solicitation for the Proposed Merger

This document does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. Information about the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company's stockholders in connection with the proposed Merger, and any interest they have in the proposed Merger, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in the Company's Annual Report on Form 10-K/A (Amendment No. 1) for the fiscal year ended December 31, 2016, which was filed with the SEC on April 28, 2017, and in the Company's periodic and current reports and in statements of changes in beneficial ownership subsequently filed with the SEC. These documents may be obtained for free at the SEC's website at www.sec.gov, and via the Company's Investor Relations section of its website at www.cartesian.com.
Cautionary Statement Regarding Forward-Looking Statements
This document may include "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including, without limitation, statements relating to the completion of the Offer and the proposed Merger. Forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "target," similar expressions, and variations or negatives of these words. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to consummate the proposed Merger. The inclusion of such statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, that: (1) the Company may be unable to obtain stockholder approval as required for the proposed Merger; (2) conditions to the closing of the Offer or the proposed Merger may not be satisfied or waived on a timely basis or otherwise; (3) the Offer or the proposed Merger may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the Offer or the proposed Merger or the potential adverse changes to business relationships resulting from the Offer or the proposed Merger; (5) legal proceedings may be initiated related to the Offer or the proposed Merger and the outcome of any legal proceedings related to the Offer or the proposed Merger may be adverse to the Company; (6) there may be unforeseen events, changes or other circumstances that could give rise to the termination of the Merger Agreement; (7) risks that the Offer or the proposed Merger may disrupt current plans and operations and present potential difficulties in employee retention as a result of the Offer or the proposed Merger; (8) uncertainties as to how many of the Company's stockholders will tender their shares in the Offer and other risks to consummation of the proposed Merger, including the risk that the proposed Merger will not be consummated within the expected time period or at all; and (9) the risks described in its periodic reports filed with the SEC, including, but not limited to, "Cautionary Statement Regarding Forward Looking Information" under Part I and "Risk Factors" in Item 1A of its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and subsequent periodic reports containing updated disclosures of such risks. Such risks include, without limitation: the Company's ability to generate sufficient cash flow from operations and obtain sufficient financing to continue its operations and pay its obligations, conditions in the industry sectors that the Company serves, including the slowing of client decisions on proposals and project opportunities along with scope reduction of existing projects, the Company's ability to retain the limited number of large clients that constitute a major portion of its revenues, the Company's ability to protect client or Company data or information systems from security breaches and cyber-attacks, technological advances and competitive factors in the markets in which the Company competes, and volatility in foreign exchange rates. These risks, as well as other risks associated with the Offer or the proposed Merger, will be more fully discussed in the Company's Solicitation/Recommendation Statement

on Schedule 14D-9 and in the proxy statement that will be filed with the SEC in connection with the Offer or the proposed Merger. There can be no assurance that the proposed Merger will be completed, or if it is completed, that it will close within the anticipated time period. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits.
Exhibit No.	Description
2.1	Agreement and Plan of Merger dated March 21, 2018 by and among Cartesian, Inc., Cartesian Holdings, LLC, and Cartesian Holdings, Inc.[1]
4.1	Amendment No. 2, dated March 21, 2018, to the Amended and Restated Rights Agreement, dated as of July 19, 2010, by and between the Company and Computershare Trust Company, N.A.
10.1	Term Loan Note for Working Capital dated March 21, 2018 between Cartesian, Inc. and Auto Cash Financing, Inc.
10.2	Security Agreement dated March 21, 2018 by and among Cartesian, Inc. and its subsidiaries included therein and Auto Cash Financing, Inc
10.3	Debenture Agreement dated March 21, 2018 by and among Cartesian, Inc. and its subsidiaries included therein and Auto Cash Financing, Inc.
99.1	Tender and Support Agreement, dated March 21, 2018, by and among Cartesian Holdings, LLC, Cartesian Holdings, Inc. and the officers and directors of Cartesian, Inc. listed on Schedule A thereto

1 Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Cartesian, Inc. hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any omitted schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTESIAN, INC.

By:	/s/ Donald J. Tringali
Donald J. Tringali
Executive Chairman

Date: March 27, 2018